UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2005

                                  KNOBIAS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

            Delaware                  000-33315                 13-3968990
            --------                  ---------                 ----------
(State or other jurisdiction of      (Commission              (IRS Employer
         incorporation)              File Number)          Identification No.)

  875 Northpark Drive, Building 2, Suite 500                      39157
                  Ridgeland, MS                                ----------
  ------------------------------------------                   (Zip Code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (601) 978-3399

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 20, 2005, Knobias, Inc. (the "Registrant") dismissed Horne LLP ("Horne") as the Registrant's independent registered public accounting firm. On January 24, 2005, the Registrant engaged Russell Bedford Stefanou Mirchandani LLP ("RBSM") as its independent registered public accounting firm. The action to engage Russell Bedford Stefanou Mirchandani LLP was taken upon the majority approval of the Audit Committee of the Registrant.

         During the two fiscal years ended December 31, 2003 and 2002 and through January 20, 2005, (i) there were no disagreements between the Registrant and Horne on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Horne would have caused Horne to make reference to the matter in its reports on the Registrant's financial statements, and (ii) Horne's reports on the Registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2003 and 2002 and through January 20, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

         During the two fiscal years ended December 31, 2003 and 2002 and through January 24, 2005, the Registrant has not consulted with RBSM regarding either:

    1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that RBSM concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

    2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         On January 24, 2005, the Registrant provided Horne with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Horne furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

    (c)  EXHIBITS.

EXHIBIT
NUMBER                          DESCRIPTION
------------    ----------------------------------------------------------------
16.1            Letter from Horne LLP dated January 25, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KNOBIAS, INC.


Dated: January 25, 2005                          By: /s/ E. KEY RAMSEY
                                                     -------------------------
                                                 Name:   E. Key Ramsey
                                                 Title:  President